Exhibit 4.1

[LOGO of Lumera Corporation]	COMMON STOCK SHARES

CUSIP 55024R 10 6

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	SEE REVERSE FOR CERTAIN DEFINITIONS

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.001 PER SHARE, OF

LUMERA CORPORATION

CERTIFICATE OF STOCK

transferable on the books of the Corporation in person or by duly authorized attorney on surrender of this Certificate properly endorsed. This Certificate shall not be valid until countersigned by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:	[Seal of Lumera Corporation]

/s/ Todd McIntyre		/s/ Thomas D. Mino
SECRETARY		CHIEF EXECUTIVE OFFICER

Countersigned and Registered:

AMERICAN STOCK TRANSFER & TRUST COMPANY (New York, New York)

By:	Transfer Agent and Registrar

Authorized Officer

LUMERA CORPORATION

The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation’s Secretary at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-	as tenants in common	UNIF GIFT MIN ACT-	Custodian

TEN ENT-	as tenants by the entireties		(Cust) (Minor)

under Uniform Gifts to Minors

JT TEN-	as joint tenants with right of		Act
	survivorship and not as		(State)
tenants in common

		UNIF TRF MIN ACT-	Custodian (until age )

(Cust)

under Uniform Transfers to Minors
(Minor)

Act
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                                       hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

        IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

             Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint                                                       Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X

X

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17 Ad-15.